UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2024

Sable Offshore Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40111	85-3514078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

845 Texas Avenue, Suite 2920 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 579-6106

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SOC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (“SEC”) to amend the Current Report filed by Sable Offshore Corp. (the “Company”) on February 14, 2024 (the “Existing 8-K”).

The Company is filing this Amendment No. 1 to the Existing 8-K to include:

(a)	the audited carve out combined financial statements of the Santa Ynez Unit (“SYU”), as of and for the years ended December 31, 2023 and 2022 as Exhibit 99.1; and

(b)	the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of SYU as of and for the years ended December 31, 2023 and 2022 as Exhibit 99.2.

This Amendment No. 1 does not amend any other item of the Existing 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Existing 8-K. The Existing 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited carve out combined financial statements of SYU as of and for the years ended December 31, 2023 and 2022, and the related notes thereto, are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Audited carve out combined financial statements of SYU, as of and for the years ended December 31, 2023 and 2022.

99.2	Management’s Discussion and Analysis of Financial Conditions and Results of Operations of SYU as of and for the years ended December 31, 2023 and 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sable Offshore Corp.

Date: April 1, 2024	By:	/s/ Gregory D. Patrinely
	Name:	Gregory D. Patrinely
	Title:	Executive Vice President and Chief Financial Officer